SUPPLEMENT DATED SEPTEMBER 12, 2025
                   TO THE PROSPECTUS DATED APRIL 28, 2025
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                   AMERICAN GENERAL LIFE INSURANCE COMPANY
                     Corebridge MarketLock Annuity

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This supplement updates certain information in the above-referenced prospectus
(the "Prospectus"). The terms used in this supplement have the same meaning as in the Prospectus. This Supplement must be used in conjunction with the Prospectus. If you need a copy of the current Prospectus, please call our Annuity Service Center at (800) 445-7862 or visit our website at www.corebridgefinancial.com/rila-documents.

The following replaces the definition included on page 7 in the SPECIAL TERMS section:

Renewal Notice - The notification we send to Owners at least 10 days before the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met). Among other information, your Renewal Notice will, as applicable, provide you with instructions to obtain (i) the Allocation Accounts that will be available for investment and (ii) the rates applicable to each Allocation Account that will be available for investment. The notification will remind you to submit instructions to us before Market Close on the Term End Date (or the next Contract Anniversary after a Performance Capture or a Lock Threshold is met). If The Term End Date (or the next Contract Anniversary after a Performance Capture or a Lock Threshold is met) is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Term End Date (or the next Contract Anniversary after a Performance Capture or a Lock Threshold is met). "Market Close" is the close of the New York Stock Exchange on Business Days, usually at 4:00 p.m.
Eastern Time.

The following replaces the sixth bullet under Performance Capture Risk on page 24 in the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section:

*	The Performance Capture Fixed Rate may change at each Contract Anniversary, subject to a guaranteed minimum interest rate of 0.25%. If you are invested in a Strategy Account Option with a multi-year Term, your Performance Captured
Fixed Rate may change from one Contract Anniversary to the next within the Term.

The following replaces the second paragraph on page 29 in the ALLOCATION ACCOUNTS section:

The Strategy Account Option rates are guaranteed for their applicable Term. For all Allocation Account Options, we will send you a notice at least ten (10) days prior to the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) explaining how you may obtain the Allocation Accounts available to you for transfer on the Term End Date
(or Contract Anniversary after a Performance Capture or a Lock Threshold is met) and the renewal interest rates and Strategy Account Option rates declared for the next Term. You may obtain renewal interest rates and Strategy Account Option rates online at www.corebridgefinancial.com/rila-rates or by contacting your financial representative.

The following replaces the third from the last paragraph on page 29 under Fixed Account Option in the ALLOCATION ACCOUNTS section:

We will send you a notice at least ten (10) days prior to the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) explaining how you may obtain the Strategy Account Options available to you for transfer on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) and the renewal interest rates and current Strategy Account Option rates declared for the next Term.

The following replaces the paragraph starting with "Term End Date" on page 41 in the SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT section:

Term End Date. If you are coming to a Term End Date, we will send you a Renewal Notice (which will include instructions to obtain then-current rates) at least ten (10) days before the Term End Date. We must receive your instructions before Market Close on the Term End Date. If the Term End Date is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Term End Date.

The following replaces the last paragraph starting on page 41 in the SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT section:

We will send you a Renewal Notice (which will include instructions to obtain then-current rates) at least ten (10) days before the next Contract Anniversary, if you exercised a Performance Capture for a Strategy Account Option or a Lock Threshold is met at Market Close for a Strategy Account Option with Lock Upside Parameter. If you exercised a Performance Capture for a Strategy Account Option or a Lock Threshold is met at Market Close for a Strategy Account Option with Lock Upside Parameter within ten (10) days of the next Contract Anniversary, you may not receive a Renewal Notice and should obtain then current rates online at www.corebridgefinancial.com/rila-rates or by contacting your financial representative.

The following replaces the bullet on page 47 in the VALUING YOUR INVESTMENT IN A STRATEGY ACCOUNT OPTION section:

*	We may change the Performance Capture Fixed Rate at each Contract
Anniversary, subject to a guaranteed minimum interest rate of 0.25%. If you are invested in a Strategy Account Option with a multi-year Term, your Performance Captured Fixed Rate may change from one Contract Anniversary to the next within the Term. Once a Strategy Account Option is Performance Captured, the Performance Capture Fixed Rate used to credit daily interest will not change before the next Contract Anniversary when the value is eligible for transfer. For any date on which a fee, charge, or Withdrawal is deducted from the applicable Strategy Account Option, daily interest will have been credited before the deduction of the fee, charge, or Withdrawal.







         Please keep this supplement with your Prospectus for future reference.